================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

           Date of Report (Date of earliest reported) October 31, 2006

                          MOLSON COORS BREWING COMPANY
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                    1-14829                84-0178360
  ----------------------------        ------------         -------------------
  (State or other jurisdiction        (Commission             (IRS Employer
        of incorporation              File Number)         Identification No.)

             1225 17th Street, Suite 3200                        80202
                   Denver, Colorado                           ----------
                                                              (Zip Code)

              1555 Notre Dame Street East
               Montreal, Quebec Canada                          H2L 2R5
       ----------------------------------------              -------------
       (Address of principal executive offices)              (Postal Code)

Registrant's telephone number, including area code 303.277.6661  (Colorado)
                                                   514.521.1786  (Quebec)

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

                           PART II. OTHER INFORMATION

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         (a) On October 31, 2006, Molson Coors Brewing Company issued a press release setting forth its earnings for the third fiscal quarter of 2006 ended September 24, 2006. A copy of its press release is being furnished as Exhibit
99.1 attached hereto and incorporated herein by reference.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    MOLSON COORS BREWING COMPANY
                                                    (Registrant)
Date: October31, 2006

                                                    /s/ Martin L. Miller
                                                    ----------------------------
                                                    (Martin L. Miller,
                                                    Global Controller and
                                                    Chief Accounting Officer)

                                  EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------------------------------------------------------------
99.1           Press release of Molson Coors Brewing Company dated October 31,
               2006, reporting Molson Coors Brewing Company financial results for the third quarter of 2006 ended September 24, 2006.